Ivy Funds

Supplement dated October 31, 2018 to the

Ivy Accumulative Fund, Ivy Wilshire Global Allocation Fund and Ivy Cash Management Fund

Statement of Additional Information

dated January 8, 2018

as supplemented February 26, 2018, April 12, 2018, June 7, 2018 and August 17, 2018

Effective immediately, shares of Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund are no longer being offered pursuant to this Statement of Additional Information and instead are being offered pursuant to a separate Statement of Additional Information, dated October 31, 2018. Accordingly, effective immediately, all references to Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund are hereby removed from this Statement of Additional Information.

Supplement	Statement of Additional Information	1